UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BANYAN ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On March 30, 2023, Banyan Acquisition Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card incorrectly stated that votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time on April 14, 2023. The purpose of filing this Form DEFA 14A is to include a revised proxy card to correct such deadline to 11:59 p.m., Eastern Time on April 17, 2023. No other changes have been made to the Original Proxy Statement or Original Proxy Card.

BANYAN ACQUISITION CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 21949 Banyan Acq. Proxy Card Rev5 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Proposal 1 — The Charter Amendment To amend (the “Charter Amendment”) our amended and restated certificate of incorporation (our “charter”), which currently provides that (i) we have the option to extend the period by which we must consummate a business combination up to two times, each for an additional three months, for a total of six months, from April 24, 2023 (the “Original Termination Date”) to October 24, 2023 (the “Original Extended Date”) and (ii) our shares of Class B Common Stock (the “Class B Common Stock”) shall automatically convert into shares of our Class A Common Stock (the “Class A Common Stock”) in connection with the closing of a business combination and shall not be convertible at any other time, to instead provide that (x) we will have the option to extend the period by which we must consummate a business combination by eight months to December 24, 2023 (the “Amended Extended Date” and such extension, the “Extension Option”) with such extension option exercisable upon at least two calendar days’ advance notice (by April 22, 2023) and (y) provide holders of shares of Class B Common Stock the right to convert any and all of their shares of Class B Common Stock to shares of Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder. Proposal 2 — The Trust Amendment To amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments”) the Investment Management Trust Agreement entered into in connection with our initial public offering (“IPO”), dated January 19, 2022, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Banyan Acquisition Corporation (the “Trust Agreement”), to provide that the Original Termination Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our IPO were to be liquidated, may be extended, at our option, by eight months to December 24, 2023, pursuant to the exercise of the Extension Option. Proposal 3 — Adjournment To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ banyanacquisition/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 17, 2023. FOR AGAINST ABSTAIN

21949 Banyan Acq. Proxy Card Rev5 Back Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 18, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/banyanacquisition/2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 30, 2023, in connection with the Special Meeting to be held at 11:00 a.m. Eastern time. The Special Meeting will be held virtually at https://www.cstproxy.com/banyanacquisition/2023. The undersigned hereby appoints Keith Jaffee and George Courtot, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Banyan Acquisition Corporation (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meetings, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on the other side) FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED BANYAN ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2023